INVESTOR PRESENTATION Q2 2023

2 This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact, are based on certain assumptions and often include the words “believes,” “expects,” “anticipates,” “estimates,” “forecasts,” “intends,” “plans,” “targets,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future or conditional verbs such as “may,” “will,” “should,” “would” and “could.” These statements relate to our financial condition, results of operations, beliefs, plans, objectives, goals, expectations, assumptions and statements about future performance or business. Accordingly, these statements involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual strategies, actions or results to differ materially from those expressed in them, and are not guarantees of timing, future results or other events or performance. Because forward-looking statements are necessarily only estimates of future strategies, actions or results, based on management’s current expectations, assumptions and estimates on the date hereof, and there can be no assurance that actual strategies, actions or results will not differ materially from expectations, readers are cautioned not to place undue reliance on such statements. Factors that may cause such a difference include, but are not limited to: • potential adverse impacts to economic conditions or other aspects of the Company’s business operations or financial markets, including, without limitation, as a result of employment levels, labor shortages and the effects of inflation, a potential recession or slowed economic growth caused by increasing political instability from acts of war including Russia’s invasion of Ukraine, as well as supply chain disruptions; • higher inflation and the current and future monetary policies of the Federal Reserve in response thereto; • the impact of bank failures or adverse developments at other banks and related negative publicity about the banking industry in general on investor and depositor sentiment regarding the stability and liquidity of banks; • legislative or regulatory changes that adversely affect our business, including changes in banking, securities and tax law, in regulatory policies and principles, or the interpretation of regulatory capital or other rules; • credit and interest rate risks associated with the Company’s businesses, customers, borrowings, repayment, investment, and deposit practices; • fluctuations in deposits; • liquidity issues, including our ability to borrow funds or raise additional capital, if necessary; and • the effects of climate change, severe weather events, natural disasters, pandemics, epidemics and other public health crises, acts of war or terrorism, and other external events on our business. Further, certain risks and important factors that could affect the Company’s future results are identified in its Annual Report on Form 10-K for the year ended December 31, 2022 and other reports filed by the Company with the Securities and Exchange Commission, including among other things under the heading “Risk Factors” in such Annual Report on Form 10-K. Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward- looking statement, whether to reflect events or circumstances after the date on which the statement is made, to reflect new information or the occurrence of unanticipated events, or otherwise. Non-GAAP Financial Information The Company reports its results in accordance with United States generally accepted accounting principles (“GAAP”). However, management believes that certain non-GAAP performance measures used in managing the business may provide meaningful information about underlying trends in its business. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results prepared in accordance with GAAP. Slides containing a discussion and reconciliation of non-GAAP financial measures are contained at the end of this presentation. All dollars throughout the entire presentation are in millions unless otherwise noted, except per share amounts. FORWARD LOOKING STATEMENTS

COMPANY OVERVIEW

4 OVERVIEW Overview NASDAQ symbol HFWA Stock price $18.36 Market capitalization $643.7 million Institutional ownership 79.5% Headquarters Olympia, WA # of branches 51 Year established 1927 Q2 2023 Financial Highlights Assets $7.12 billion Deposits $5.60 billion Loans receivable $4.25 billion Net income (GAAP) $16.8 million Pre-tax, pre-provision income (non-GAAP) $21.8 million Net interest margin 3.56% ROAE (GAAP) 8.19% ROATCE (non-GAAP) 12.04% Efficiency ratio 65.5% Leverage ratio 9.9% Total capital ratio 14.1% – Map obtained from S&P Global Market Intelligence; certain locations of branches overlap on the map. – Market information as of July 18, 2023. – Refer to Appendix for calculation of non-GAAP financial measure. – Return on average equity ("ROAE"). – Return on average tangible common equity ("ROATCE"). Metropolitan Statistical Areas Seattle-Tacoma-Bellevue, WA Portland-Vancouver-Hillsboro, OR-WA Eugene-Springfield, OR Boise–Nampa, Idaho Heritage Branch

5 COMPANY STRATEGY Allocate capital to organically grow our core banking business Ÿ Successful hiring of individuals and teams of bankers in high-growth and dynamic Seattle and Portland markets as well as other key markets in and adjacent to our current footprint includes our recent branch openings in Eugene, Oregon and Boise, Idaho Ÿ Disciplined approach to concentration risk and active portfolio management Improve operational efficiencies and rationalize branch network Ÿ Focused on achieving increased efficiencies with operational scale, internal focus on improving processes and technology solutions Ÿ Closed/Consolidated 35 branches since the beginning of 2010, including 12 branches in 2021 Generate stable profitability and risk adjusted returns Ÿ 0.95% return on average assets and 8.19% return on average equity in Q2 2023, annualized Ÿ Five-year growth in tangible book value (non-GAAP) of $3.52, or 27.5%, to $16.34 at June 30, 2023 from $12.66 at June 30, 2018 Active and disciplined in M&A Ÿ Be the "acquirer of choice" in the Pacific Northwest Ÿ Five acquisitions in Washington and Oregon since 2013 Ÿ Target Metrics = IRR of >15% with earnbacks < 3 years Maintain conservative underwriting standards and actively manage the loan portfolio Ÿ Long track record of strong underwriting with conservative risk profile Ÿ Disciplined approach to concentration risk Ÿ Nonaccrual loans to loans receivable decreased 8.3% to 0.11% year to date from 0.15% at December 31, 2022 Focus on core deposits is key to franchise value over the long term Ÿ 33.2% noninterest demand deposits to total deposits Ÿ Noninterest demand deposit CAGR of 7.1% since 2018 Ÿ 0.61% cost of total deposits; top 25% performance among US publicly traded banks in Q1 2023 Proactive capital management Ÿ History of increasing regular dividends and utilizing special dividends to manage capital Ÿ Strong capital ratios: Leverage ratio = 9.9%; Total capital ratio = 14.1% – Refer to Appendix for calculation of non-GAAP financial measure. – Comparable cost of total deposits information provided by S&P Global Market Intelligence for the first quarter of 2023 and includes banks nationwide with shares on NASDAQ or NYSE and total assets less than $100 billion; excluding pending merger targets. – Current quarter capital ratios are estimates pending completion and filing of the Company's regulatory reports.

6 TECHNOLOGY STRATEGY Objective: Invest in technologies that enable Community Banking @ Scale HeritageONE Technology convergence & omni- channel experiences Ÿ Cutting-edge, proprietary ecosystem providing Heritage the ability to develop custom business applications and systems integrations Ÿ Results in opportunity to integrate processes and technologies to create highly converged, omni-channel customer experiences Ÿ Designed to minimize the cost of internal solution development and accelerate the Bank’s ability to integrate with best of breed vendor solutions Ÿ Investment in JAM FINTOP Blockchain fund, providing access to early-stage opportunities across the spectrum of Fintech innovation to partner and extend the capabilities of the HeritageONE ecosystem 2022-2024 Roadmap Integration and process efficiency Ÿ Continued investment in HeritageONE based solutions, expanding the capabilities of existing tools and adding several new tools to drive efficiency and unified customer- experiences Ÿ Enhance digital account opening capabilities in partnership with Q2; unified call, chat and self-service IVR solution in partnership with Cisco Ÿ Customize online banking and call center platforms to leverage data to drive personalized and omni-channel experiences Key Outcomes Community Banking @ Scale Ÿ Heritage Bank positioned to be a technology leader among Community Banks Ÿ Next generation front & back office integration delivering efficiency, consistency and scalability Ÿ Bankers equipped with better sales and service tools to meet growth & profitability objectives Ÿ Vastly improved customer experience for on-boarding & managing complex banking relationships

7 HeritageONE Proprietary technology ecosystem for converging product and service solutions to enable Community Banking @ Scale TECHNOLOGY INNOVATION Build Our proprietary HeritageONE platform provides an API-based framework and set of tools for selective in-house development of applications and integrations to fill the gap in available solutions that create efficient, scalable, and well orchestrated business processes for Commercial Community Banks. HeritageONE business application development is focused on opportunities to create differentiated and value-added service experiences for our core customers: Commercial Loans 360 (CL360) • Streamlines Commercial Lending processes • Single platform for all credit actions Heritage 360 (H360) • “Single pane of glass” for relationship mgmt. • Keeps service and decisions close to the customer • Automates immediate service needs • 99% reduction in time to fill some service requests Treasury Management 360 (TM360) • Single platform for onboarding all TM services • Automates setup tasks • Customer gets immediate access to key services Partner Investment in the HeritageONE ecosystem frees us from sole dependency on our core provider, enabling the bank to pursue relationships with other third-party innovators. This in turn will allow us to bring to market new and creative solutions that ensure that our customers have access to the best options for when, where and how they want to bank with Heritage. Integrate Leveraging our proprietary HeritageONE middleware capabilities to create API-level integrations to maximize the value and effectiveness of in-house and third-party solutions and enable true omni-channel customer experiences.

8 ENVIRONMENTAL, SOCIAL AND GOVERNANCE ("ESG") PRACTICES We are committed to environmental and sustainability efforts, our human capital, our customers and strengthening the communities and markets in which we operate. Environment and Sustainability Ÿ Have a Green Team Committee focused on sustainability. Ÿ Continually reducing our carbon footprint through branch consolidations and focus on recycling. Ÿ Created an EcoChallenge whereby our employees completed over 3,000 environmentally conscious actions such as saving water and CO2 and diverting plastic from our landfills. Ÿ Invested in solar tax credits in 2022 for a solar photovoltaic project with the capacity of 3 megawatts that produces clean energy, reduces greenhouse gas emissions, reduces harmful pollutant emissions, and creates jobs. Social Responsibility and Human Capital Ÿ Have a DEI ("Diversity, Equity, and Inclusion") Plan, a DEI Statement, a DEI Council and a DEI Officer who has been certified by the National Diversity Council. Ÿ DEI training is provided to management and employees. Ÿ Through the Heritage Volunteers Program, employees are paid eight hours annually for volunteer hours served. In 2022, Heritage employees volunteered 6,484 hours. Ÿ Donated $1.0 million YTD 2023 and $1.4 million in 2022, through our Heritage Helps community investment and giving program, focused on driving positive impact in the areas of: education and youth development; health and human services; business and economic development; environmental stewardship; and social equity. Ÿ Financed more than $70 million YTD 2023 and $96 million in 2022 of affordable housing projects. Ÿ Invested $11 million YTD 2023 and $82 million 2022 in Low-Income Housing Tax Credit investments in 2022 to support low income housing. Ÿ Honored as one of the Washington's Best Workplaces by the Puget Sound Business Journal and Best Places to Work in Oregon and Southwest Washington by the Portland Business Journal Ÿ Participating in the State Small Business Credit Initiative (“SSBCI”) through the Department of Commerce. The program will enhance finance opportunities for those in need. Details of the program will be announced later in 2023. Governance Ÿ Supervised by an engaged Board who actively monitor the policies and business strategies of the Company and are committed to the interests of the Company, its shareholders, employees and communities, including environmental, social, and governance practices. Ÿ Added one director with financial expertise in 2023 and added two directors with technology industry experience in 2022. Ÿ Utilizes the Sustainability Accounting Standards Board Commercial Bank framework and industry guidance published by respected national and international organizations to identify risks and develop our ESG risk framework. Ÿ Maintain effective governance practices including Corporate Governance Guidelines, Committee Charters, Stock Ownership Guidelines, a Code of Ethics Policy and a Whistleblower Policy.

9 4.0% 16.2% 3.9% 12.9% $88,444 2.1% 13.4% $73,503 Seattle MSA Portland MSA USA 2023-2028 Proj, population growth 2023-2028 Proj. median household income growth Median household income $106,526 $88,444 $73,503 STRONG AND DIVERSE ECONOMIC LANDSCAPE Market Highlights Major Employers in the Pacific Northwest Market Demographics – Economic data obtained from www.bls.gov, www.bea.gov and S&P Global Market Intelligence. Unemployment data reflects the BLS's latest monthly Economic New Release - Employment & Unemployment. MSA Tie-out of websites used: https://www.bls.gov/web/metro/laulrgma.htm https://www.bls.gov/web/laus/laumstcm.htm https://data.bls.gov/timeseries/LNS14000000 Seattle MSA Portland MSA 3.3% 3.0% Unemployment rate in May 2023 (compared to 4.1% for Washington state and 3.7% for USA) Unemployment rate in May 2023 (compared to 3.7% for Oregon state and 3.7% for USA) 15.9% 15.2% 2023-2028 proj. growth in household income for Washington state 2023-2028 proj. growth in household income for Oregon state

10 MAJOR MSA FUNDS UNDER MANAGEMENT Seattle MSA Funds Under Management = Loans + Deposits $2,941 $3,845 $4,020 $4,586 $5,212 $4,877 $4,715 $4,695 $1,415 $1,850 $1,909 $1,936 $1,981 $2,024 $2,069 $2,121 $1,526 $1,995 $2,111 $2,650 $3,231 $2,853 $2,646 $2,574 Total loans Deposits 2017 2018 2019 2020 2021 2022 Q1 2023 Q2 2023 – Prior period information includes branches that were closed or consolidated prior to June 30, 2023. – Loan information is provided gross of deferred fees and/or costs and acquired discount and/or premium. Oregon and Portland MSA Funds Under Management = Loans + Deposits $112 $856 $973 $1,166 $1,222 $1,388 $1,426 $1,428 $379 $475 $490 $499 $664 $652 $680 $477 $498 $676 $723 $724 $774 $748 Total loans Deposits 2017 2018 2019 2020 2021 2022 Q1 2023 Q2 2023

11 POTENTIAL GROWTH OPPORTUNITIES – Map obtained from S&P Global Market Intelligence. – Certain locations of bank headquarters overlap on the map. – Financial information as of the most recent quarter publicly available. • Long-term goal to build a PNW regional commercial community bank; potential opportunities for M&A and production team lift-outs in OR and ID in addition to WA. • HFWA positioned to be the acquiror of choice in the Pacific Northwest. • Significant number of banks remaining in HFWA footprint; further consolidation is expected. – 10 banks between $200 million and $500 million in assets – 19 banks between $500 million and $1.0 billion in assets – 16 banks between $1.0 billion and $3.5 billion in assets • Financial parameters include 15% IRR and earnback of < 3 years. Bank headquarters

12 Completed 2 FDIC deals Pierce Commercial Bank $211MM in assets Cowlitz Bank $345MM in assets Acquired Puget Sound Bancorp $639MM in assets Premier Commercial Bancorp $440MM in assets $1,015 $812 $1,369 $1,346 $1,340 $1,712 $3,651 $3,879 $4,113 $4,238 $5,553 $6,615 $7,432 $6,980 $7,237 $7,115 $556 $319 $1,747 $1,079 $12.21 $12.99 $13.10 $13.16 $13.31 $15.02 $15.68 $16.08 $20.63 $22.10 $22.85 $24.34 $22.73 $23.53 $23.39 $11.00 $12.03 $12.16 $12.23 $11.40 $10.73 $11.41 $11.86 $12.70 $13.54 $15.07 $15.77 $17.19 $15.66 $16.48 $16.34 Organic Assets Acquired Assets Book value per share (GAAP) Tangible book value per share (non-GAAP) 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Q1 2023 Q2 2023 HISTORICAL GROWTH ORGANIC AND ACQUISITIVE Merged with Washington Banking Company $1.7B in assets Acquired Valley Community Bancshares $254MM in assets Northwest Commercial Bank $65MM in assets – Refer to Appendix for calculation of non-GAAP financial measures. $16.88

13 GROWTH STRATEGY YEAR ACTIVITY 2013 • Acquired Valley Community Bancshares - $254MM in assets • Acquired Northwest Commercial Bank - $65MM in assets 2014 • Merged with Washington Banking Company - $1.7B in assets 2015 • Added a commercial banking team in Seattle, Washington • Formed our Capital Markets Group as result of the added expertise 2017 • Added a commercial banking team in Portland, Oregon • Expanded expertise in non-profit lending and added a commercial position focused on deposit production 2018 • Acquired Puget Sound Bancorp - $639MM in assets • Acquired Premier Commercial Bancorp - $440MM in assets 2019 • Added a commercial banking team in the greater Portland, Oregon area • Expanded expertise in the dental and healthcare fields 2022 • Added new commercial banking team in Vancouver, Washington • Added new commercial banking team in Portland, Oregon • Expanded into a new market with addition of commercial banking team and full service branch in Eugene, Oregon 2023 • Expanded into a new market with addition of commercial banking team and full service branch in Boise, Idaho (branch opened January 10, 2023) Bank Acquisitions and Team Additions Over Past 10 Years Bank Acquisition Team Addition

14 DEPOSIT MARKET SHARE Washington & Oregon - 2008 Washington & Oregon - 2013 Washington & Oregon - 2022 Rank Institution (State) Deposits in Market Market Share Rank Institution (State) Deposits in Market Market Share Rank Institution (State) Deposits in Market Market Share 1 Bank of America Corporation (NC) $32,880 20.36% 1 Bank of America Corporation (NC) $34,290 19.44% 1 Bank of America Corporation (NC) $64,497 18.59% 2 U.S. Bancorp (MN) 18,200 11.27% 2 U.S. Bancorp (MN) 24,912 14.12% 2 U.S. Bancorp (MN) 47,190 13.60% 3 Washington Mutual Inc. (WA) 18,044 11.17% 3 Wells Fargo & Co. (CA) 22,985 13.03% 3 JPMorgan Chase & Co. (NY) 46,617 13.44% 4 Wells Fargo & Co. (CA) 13,983 8.66% 4 JPMorgan Chase & Co. (NY) 15,638 8.87% 4 Wells Fargo & Company (CA) 40,551 11.69% 5 KeyCorp (OH) 11,282 6.99% 5 KeyCorp (OH) 11,806 6.69% 5 KeyCorp (OH) 18,670 5.38% 6 Sterling Financial Corp. (WA) 6,315 3.91% 6 Washington Federal Inc. (WA) 6,217 3.52% 6 Umpqua Holdings Corporation (OR) 17,658 5.09% 7 Washington Federal Inc. (WA) 4,697 2.91% 7 Columbia Banking System Inc. (WA) 5,840 3.31% 7 Columbia Banking System, Inc. (WA) 15,407 4.44% 8 Umpqua Holdings Corp. (OR) 3,683 2.28% 8 Umpqua Holdings Corp. (OR) 5,499 3.12% 8 Banner Corporation (WA) 10,879 3.14% 9 Banner Corp. (WA) 3,512 2.17% 9 Sterling Financial Corp. (WA) 5,203 2.95% 9 Washington Federal, Inc. (WA) 10,190 2.94% 10 Frontier Financial Corp. (WA) 3,304 2.05% 10 Mitsubishi UFJ Financial Group Inc. 3,475 1.97% 10 W.T.B. Financial Corporation (WA) 8,045 2.32% 11 Columbia Banking System Inc. (WA) 2,401 1.49% 11 Banner Corp. (WA) 3,255 1.85% 11 Heritage Financial Corporation (WA) 6,338 1.83% 12 W.T.B. Financial Corp. (WA) 2,356 1.46% 12 W.T.B. Financial Corp. (WA) 3,180 1.80% 12 HomeStreet, Inc. (WA) 4,490 1.29% 13 West Coast Bancorp (OR) 2,082 1.29% 13 HomeStreet Inc. (WA) 1,613 0.91% 13 First Interstate BancSystem, Inc. (MT) 3,566 1.03% 14 HomeStreet Inc. (WA) 1,268 0.79% 14 SKBHC Holdings LLC (WA) 1,551 0.88% 14 BNP Paribas SA 2,714 0.78% 15 Cascade Bancorp (OR) 1,142 0.71% 15 Washington Banking Co. (WA) 1,411 0.80% 15 First Republic Bank (CA) 2,708 0.72% 16 AmericanWest Bancorp. (WA) 1,100 0.68% 16 Yakima Federal S&L Assoc. (WA) 1,402 0.79% 16 Coastal Financial Corporation (WA) 2,700 0.72% 17 Horizon Financial Corp. (WA) 1,097 0.68% 17 BNP Paribas SA 1,315 0.75% 17 Peoples Bancorp (WA) 2,500 0.59% 18 Yakima Federal S&L Assoc. (WA) 1,094 0.68% 18 Heritage Financial Corp. (WA) 1,227 0.70% 18 Mitsubishi UFJ Financial Group, Inc. 2,497 0.57% 19 BNP Paribas SA 1,002 0.62% 19 Peoples Bancorp (WA) 1,119 0.63% 19 FS Bancorp, Inc. (WA) 2,033 0.78% 20 Cascade Financial Corp. (WA) 993 0.62% 20 Cashmere Valley Bank (WA) 1,094 0.62% 20 Cashmere Valley Bank (WA) 1,964 0.29% 21 City Bank (WA) 955 0.59% 21 Pacific Continental Corp. (OR) 1,075 0.61% 21 East West Bancorp, Inc. (CA) 1,692 0.78% 22 Columbia Bancorp (OR) 940 0.58% 22 Opus Bank (CA) 968 0.55% 22 Timberland Bancorp, Inc. (WA) 1,665 0.49% 23 Venture Financial Group Inc. (WA) 917 0.57% 23 East West Bancorp Inc. (CA) 925 0.52% 23 First Northwest Bancorp (WA) 1,598 0.44% 24 First Financial Northwest Inc. (WA) 868 0.54% 24 Olympic Bancorp Inc. (WA) 807 0.46% 24 Zions Bancorp. NA (UT) 1,540 0.48% 25 Peoples Bancorp (WA) 846 0.52% 25 HSBC Holdings PLC 802 0.45% 25 Olympic Bancorp, Inc. (WA) 1,522 0.43% 26 Cashmere Valley Financial Corp. (WA) 842 0.52% 26 Cascade Bancorp (OR) 800 0.45% 26 Riverview Bancorp, Inc. (WA) 1,507 0.46% 27 Heritage Financial Corp. (WA) 802 0.50% 27 Zions Bancorp. NA (UT) 774 0.44% 27 Yakima Federal S&L Assoc. (WA) 1,498 0.44% 28 Liberty Financial Group Inc. (OR) 778 0.48% 28 Skagit Bancorp Inc. (WA) 667 0.38% 28 Pacific Financial Corporation (WA) 1,204 0.43% 29 Washington Banking Co. (WA) 734 0.45% 29 Riverview Bancorp Inc. (WA) 660 0.37% 29 First Financial Northwest, Inc. (WA) 1,194 0.34% 30 First Indep. Investment Group Inc. (WA) 684 0.42% 30 First Financial Northwest Inc. (WA) 642 0.36% 30 Glacier Bancorp, Inc. (MT) 1,049 0.35% 31 Pacific Continental Corp. (OR) 677 0.42% 31 First Fed. S&L Assoc. of Port Angeles (WA) 598 0.34% 31 HSBC Holdings plc 1,020 0.25% 32 PremierWest Bancorp (OR) 664 0.41% 32 Timberland Bancorp Inc. (WA) 596 0.34% 32 Citizens Bancorp (OR) 949 0.30% 33 Riverview Bancorp Inc. (WA) 630 0.39% 33 Pacific Financial Corp. (WA) 591 0.34% 33 Pacific Premier Bancorp, Inc. (CA) 867 0.27% 34 Olympic Bancorp Inc. (WA) 627 0.39% 34 Baker Boyer Bancorp (WA) 468 0.27% 34 Summit Bank Group, Inc. (OR) 861 0.23% 35 Zions Bancorp. NA (UT) 572 0.35% 35 Olympia Federal S&L Association (WA) 465 0.26% 35 Cathay General Bancorp (CA) 822 0.25% 36 Whitman Bancorp. Inc. (WA) 528 0.33% 36 Home Federal Bancorp Inc. (ID) 451 0.26% 36 Sound Financial Bancorp, Inc. (WA) 790 0.22% 37 Washington First Financial Group Inc. (WA) 515 0.32% 37 First Citizens BancShares Inc. (NC) 416 0.24% 37 First Citizens BancShares, Inc. (NC) 772 0.22% 38 First Fed. S&L Assoc. of Port Angeles (WA) 496 0.31% 38 Citizens Bancorp (OR) 404 0.23% 38 BEO Bancorp (OR) 771 0.21% 39 Skagit Bancorp Inc. (WA) 486 0.30% 39 Coastal Financial Corp. (WA) 349 0.20% 39 PBCO Financial Corporation (OR) 751 0.20% 40 Timberland Bancorp Inc. (WA) 480 0.30% 40 Evergreen Federal Bank (OR) 336 0.19% 40 Baker Boyer Bancorp (WA) 728 0.22% Total For Institutions In Market $161,492 Total For Institutions In Market $176,371 Total For Institutions In Market $346,970 Out of 148 Institutions Out of 120 Institutions Out of 84 Institutions – Data obtained from S&P Global Market Intelligence as of June 30 for the year indicated.

FINANCIAL UPDATE

16 FINANCIAL UPDATE - Q2 2023 • Net income was $16.8 million, or $0.48 per diluted share, for the second quarter of 2023 compared to $20.5 million, or $0.58 per diluted share, for the first quarter of 2023. • Loans receivable increased $123.9 million, or 3.00% in the second quarter of 2023. • Capital remains strong with a leverage ratio of 9.9% and a total capital ratio of 14.1% at June 30, 2023. • The ratio of nonperforming assets to total assets at June 30, 2023 and March 31, 2023 was 0.07%. • Net interest margin was 3.56% for the second quarter of 2023 compared to 3.91% for the first quarter of 2023. • Cost of total deposits was 0.61% for the second quarter of 2023 compared to 0.31% for the first quarter of 2023. • Total deposits decreased $193.5 million or 3.34% in the second quarter of 2023. • Declared a regular cash dividend of $0.22 per share on July 19, 2023.

17 Average Loan Balances and Loan Yields $4,336 $4,181 $3,853 $4,093 $3,812 $3,860 $3,963 $4,039 $4,146 4.44% 4.54% 4.52% 5.13% 4.30% 4.51% 4.86% 5.07% 5.19% Average loans Loan yield 2020 2021 2022 2023 YTD Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Commercial & industrial 16.7% Owner- occupied CRE 22.6% Non-owner occupied CRE 38.6% Residential real estate 8.8% Construction & land development 9.1% Consumer 4.2% LOAN PORTFOLIO Current Quarter Loan Portfolio Composition Loan Portfolio Repricing Schedule 33.9% 30.6% 26.0% 25.8% 25.3% 20.3% 21.3% 21.7% 21.1% 21.3% 45.8% 48.1% 52.3% 53.1% 53.4% Fixed rate Floating (<3 month repricing) Adjustable (>3 month repricing) 2020 2021 2022 Q1 2023 Q2 2023 – Loan yield calculation incorporates the average balance of loans receivable, net and loans held for sale. – Refer to Appendix for calculation of non-GAAP financial measure.

18 LOAN PORTFOLIO COMPOSITION $4,469 $3,816 $4,051 $4,127 $4,251 $733 $622 $692 $685 $708 $857 $931 $937 $949 $959 $1,410 $1,493 $1,587 $1,602 $1,644 $123 $165 $344 $364 $376 $306 $227 $294 $343 $386 $325 $232 $196 $183 $178$715 $146 Commercial & industrial Owner-occupied CRE Non-owner occupied CRE Residential real estate Construction & land development Consumer SBA PPP 2020 2021 2022 Q1 2023 Q2 2023

19 New Commitments Originated $43 $29 $21 $15 $23 $61 $47 $66 $23 $27 $283 $277 $329 $228 $212 Consumer Residential Commercial Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 LOAN PRODUCTION – Q2 2022, Q3 2022, Q4 2022 residential commitments originated include $27.3 million, $29.0 million, and $40.5 million of purchased loans, respectively.

20 Construction Commitments $486 $488 $686 $745 $781 $306 $227 $294 $343 $386 $180 $261 $392 $402 $395 Outstanding Balance Available Credit 2020 2021 2022 Q1 2023 Q2 2023 25.6% 25.2% 29.8% 30.0% 29.8% 63.0% 46.5% 42.9% 46.0% 49.4% 32.9% 31.4% 31.1% 30.0% 30.1% Utilization Rate - Consumer LOCs Utilization Rate - Construction LOCs Utilization Rate - Commercial and Industrial Loan LOCs 2020 2021 2022 Q1 2023 Q2 2023 LINE OF CREDIT ("LOC") UTILIZATION LOC Utilization Rates

21 CHANGES IN LOANS RECEIVABLE $4,127 $134 $(52) $(18) $61 $4,251 Loans receivable at March 31, 2023 Loans originated Prepayments Maturities / Payoffs Net advances/ payments Loans receivable at June 30, 2023 $4,051 $138 $(41) $(33) $13 $4,127 Loans receivable at December 31,2022 Loans originated Prepayments Payoffs Net advances/ payments Loans receivable at March 31, 2023 Change in loans - Q2 2023 Change in loans - Q1 2023

22 COMMERCIAL LOAN EXPOSURE Commercial Business Loans by Industry Exposure Industry Amount WARR at 12/31/2022 WARR at 3/31/2023 WARR at 6/30/2023 Real estate, rental and leasing $1,796 4.4 4.4 4.4 Health care and social assistance 327 4.6 4.5 4.5 Accommodation and food services 175 5.4 5.2 5.1 Retail trade 155 4.4 4.5 4.5 Construction 119 4.7 4.7 4.7 Other services (except Public administration) 102 4.6 4.6 4.6 Manufacturing 86 5.0 5.0 5.0 All other industries 553 4.4 4.4 4.4 Total $3,313 4.5 4.5 4.5 CRE Loans only by Collateral Type Collateral Type Amount WARR at 12/31/2022 WARR at 3/31/2023 WARR at 6/30/2023 Office $569 4.3 4.3 4.3 Industrial 412 4.5 4.5 4.4 Retail store / shopping center 295 4.6 4.6 4.6 Multi-family 259 4.3 4.4 4.4 Mixed use property 151 4.5 4.5 4.5 Motel / hotel 141 5.4 5.2 5.1 Single purpose 112 4.5 4.5 4.6 Warehouse 158 4.6 4.6 4.5 Mini-storage 160 4.2 4.2 4.2 Recreational / school 68 4.9 4.9 4.9 Other 279 4.7 4.7 4.7 Total $2,604 4.5 4.5 4.5– Categorized by NAICS code. – WARR = Weighted average risk rating. Office - Owner- occupied CRE 10.9% Office - Non-owner occupied CRE 11.1% Industrial 15.8% Retail store / shopping center 11.3% Multi-family 9.9% Mixed use property 5.8% Motel / hotel 5.4% Single purpose 4.3% Warehouse 6.1% Mini-storage 6.1% Recreational / school 2.6% Other 10.7% Real estate and rental and leasing 54.1% Health care and social assistance 9.9% Accommodation and food services 5.3% Retail trade 4.7% Construction 3.6% Other Services (except Public administration) 3.1% Manufacturing 2.6% All other industries 16.7%

23 CRE CONCENTRATIONS Total Commercial Real Estate Loans - As Defined by Regulatory Guidance 248% 255% 257% 259% 268% Total Commercial Real Estate Loans / Total RBC Supervisory Criteria Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 200% 225% 250% 275% 300% Construction, Land Development and Other Land Loans 32% 37% 41% 44% 49% Construction, Land and Land Development / Total RBC Supervisory Criteria Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 0% 25% 50% 75% 100% Interagency Guidance on CRE Concentration Risk Management • Issued in 2012 • Defines "Supervisory Criteria" to calculate notable exposure to specific types of CRE as compared to Total Risk Based Capital (RBC) • Exceeding these limits may subject the bank to further supervisory analysis to assess the nature and risk posed by the concentration • Total Commercial Real Estate Loans excludes owner occupied real estate loans • The Company has consistently been below the Supervisory Criteria *Ratios are for Heritage Bank, not the consolidated company and are based upon regulatory classification of loans for each period presented. Regulatory capital calculations are estimates as of June 30, 2023.

24 CRE OFFICE CRE Office Loans - Core vs. Suburban Location Core 5.6% Suburban 94.4% CRE Office Loans by Size (Dollars in Thousands) Size Average Risk Rating Number of Loans Balance Average Balance >$10 Million 3.41 4 $ 67,294 16,823 $5-$10 Million 4.31 16 $ 103,412 6,463 $2-$5 Million 4.37 45 $ 135,743 3,017 <$2 Million 4.54 468 $ 262,734 561 TOTAL 4.32 533 $ 569,183 1,066 Quality of CRE Office Portfolio: • Average loan size of $1.1 million • 86% of loans have recourse to owner • 50% of loans are owner occupied which are considered to have a lower risk profile • 24% of loans for health care and social assistance who are less likely to reduce office space DATA NOT FINALIZED FOR THIS CHART CRE Office Loans by Industry Type 63.2% 24.0% 3.2% 2.9% 2.1% 1.1% 3.5% Real Estate and Rental and Leasing Health Care and Social Assistance Professional, Scientific, and Technical Services Finance and Insurance Other Services (except Public Administration) Accommodation and Food Services All Other MLF v2

25 Net charge-offs (recoveries) on loans to average loans, annualized 0.07% 0.01% (0.03)% 0.00% (0.05)% (0.02)% 0.02% 0.00% 2020 2021 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Nonperforming Assets $58 $24 $6 $5 $5 Nonaccrual loans Nonperforming assets to total assets 2020 2021 2022 Q1 2023 Q2 2023 0.88% 0.32% 0.08% 0.07% 0.07% NONPERFORMING ASSETS AND NET CHARGE-OFFS

26 CRITICIZED LOANS $291 $183 $135 $146 $143 $58 $24 $100 $89 $60 $44 $54 $132 $71 $69 $97 $85 Substandard - nonaccrual Substandard - accrual Special mention 2020 2021 2022 Q1 2023 Q2 2023 Criticized Loans by Collateral Type Commercial & industrial 29.8% Owner- occupied CRE 29.5% Non-owner occupied CRE 29.2% Residential real estate 0.1% Construction & land development 9.9% Consumer 1.5% Criticized Loans by Loan Segment Motel / hotel 14.6% Office 17.1% Retail store / shopping center 8.1% Mixed use property 5.0% Elder care 5.8% Farms 4.1% Assisted Living 3.9% Restaurant 2.1% Industrial 6.9% Warehouse 2.9% Other CRE 11.1% Non-CRE 18.4% $5$6 $5

27 1.57% 1.11% 1.06% 1.08% 1.09% $70,185 $42,361 $42,986 $44,469 $46,408 ACL on loans ($) ACL on loans / Loans (%) 2020 2021 2022 Q1 2023 Q2 2023 ACL on Loans - Q2 2023 ALLOWANCE FOR CREDIT LOSSES ("ACL") ON LOANS $44,469 $1,831 $90 $114 $(96) $46,408 ACL at March 31, 2023 Change in loan balance Change in collective rate Change in rate and balance Individually evaluated loans ACL at June 30, 2023 Change in ACL on Loans - Q2 2023 *Dollars in thousands

28 $5,298 $6,090 $6,322 $5,752 $6,391 $6,374 $6,118 $5,849 $5,656 0.23% 0.10% 0.11% 0.46% 0.09% 0.09% 0.16% 0.31% 0.61% 0.14% 0.15% 0.25% 0.49% 0.92% 0.35% 0.16% 0.17% 0.70% Average deposits Cost of total deposits Cost of int-bearing deposits 2020 2021 2022 2023 YTD Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Deposit Composition DEPOSITS Average Deposit Balances and Cost of Total Deposits 35.5% 36.7% 35.5% 34.3% 33.2% 30.6% 30.4% 30.9% 28.9% 28.9% 17.2% 17.5% 17.9% 20.0% 20.4% 9.6% 10.0% 10.5% 10.0% 9.6% 7.1% 5.4% 5.2% 6.8% 7.9% Noninterest demand deposits Interest bearing demand deposits Money market accounts Savings accounts Certificates of deposit 2020 2021 2022 Q1 2023 Q2 2023

29 DEPOSIT COMPOSITION Customer Deposits by Relationship Size $774 $260 $1,273 $1,246 $2,043 Over $10MM $5MM-$10MM $1MM-5MM $250K-$1MM Less than $250K Consumer Accounts vs. Business Accounts 32% 60% 8% Consumer Commercial CDs Insured vs. Uninsured 33% 67% Insured Uninsured Estimated balances as of June 30, 2023 Deposit portfolio as of June 30, 2023: • Majority of deposits are to customers with relationships of $1 million or less • Uninsured deposits at 33% of total deposits • Mix of commercial and consumer accounts

30 Investment Balances and Investment Yield $802 $1,278 $2,098 $2,031 $1,803 $2,129 $2,098 $2,078 $2,031 $153 $757 $1,203 $427 $438 2.40% 2.13% 2.48% 2.97% 2.15% 2.63% 2.92% 2.96% 2.98% Portfolio yield New purchases 2020 2021 2022 2023 YTD Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 INVESTMENT PORTFOLIO 2.69 4.85 4.93 4.80 5.64 6.76 4.08 2.79 5.28 4.98 4.93 4.90 4.80 3.96 4.09 2.39 2.79 Duration - total portfolio Duration - new purchases only 2020 2021 2022 2023 YTD Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Portfolio Duration – No new investments were purchased during Q2 2023.

31 $64 $57 $71 $45 $63 $94 $80 $75 $50 $47 $48 $42 $56 $31 $49 $81 $67 $63 $37 $35 $16 $15 $15 $14 $14 $13 $13 $12 $13 $12 Interest Principal Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 INVESTMENT CASHFLOWS Investment cashflows are estimated to be $646 million through 2025 – Cashflow estimates based on third-party bond accounting service Look in IP or email

32 INVESTMENT PORTFOLIO - AFS AFS Investments by Type US government and agencies 5.0% Municipal securities 10.2% Residential CMO and MBS 32.2% Commercial CMO and MBS 50.8% Corporate obligations 0.3% Other asset- backed securities 1.5% *Available for sale ("AFS") investment securities balances and percentages are presented at fair value as of June 30, 2023 unless otherwise noted. Strong Credit Quality of Portfolio: • 88.4% in U.S. government and agency securities • Only 0.4% rated less than AA AFS Investments Amortized Cost Net Unrealized Loss Fair Value U.S. government and agency securities $ 69 $ (4) $ 65 Municipal securities 146 (16) 130 Residential CMO and MBS 466 (55) 411 Commercial CMO and MBS 699 (51) 648 Corporate obligations 4 — 4 Other asset-backed securities 19 — 19 Total $ 1,403 $ (126) $ 1,277 AFS Investments Pledged 31.7% 68.3% Pledged Not pledged

33 INVESTMENT PORTFOLIO - HTM HTM Investments by Type US government and agencies 18.2% Residential CMO and MBS 39.5% Commercial CMO and MBS 42.3% *Held to maturity ("HTM") investment securities balances and percentages are presented at fair value as of June 30, 2023 unless otherwise noted Strong Credit Quality of Portfolio: • All U.S. government and agency securities Entire HTM Portfolio Pledged For: • Public deposits • FRB Discount Window • FRB Bank Term Funding Program HTM Investments Amortized Cost Net Unrecognized Loss Fair Value U.S. government and agency securities $ 151 $ (30) $ 121 Residential CMO and MBS 280 (17) 263 Commercial CMO and MBS 323 (42) 281 Total $ 754 $ (89) $ 665

34 2.94% 0.88% 0.51% (0.02)% (0.33)% (0.25)% 3.73% YTD Q2 2022 Loans Investments Interest earning deposits Deposits Borrowings YTD Q2 2023 3.63% 3.23% 3.35% 3.72% 3.04% 3.57% 3.98% 3.91% 3.56% NIM 2020 2021 2022 2023 YTD Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 NET INTEREST MARGIN Change in Net Interest Margin QTD Q1 2023 vs. QTD Q2 2023 Change in Net Interest Margin YTD Q2 2022 vs. YTD Q2 2023 Net Interest Margin3.91% 0.13% (0.03)% 0.01% (0.25)% (0.21)% 3.56% QTD Q1 2023 Loans Investments Interest earning deposits Deposits Borrowings QTD Q2 2023

35 Asset Repricing Composition at June 30, 2023 Floating rate (<3 month repricing) Adjustable rate (>3 month repricing) Fixed rate Total Interest earning deposits $ 35 $ — $ — $ 35 Total investment securities, at fair value 97 8 1,837 1,942 Loans receivable 907 1,075 2,270 4,252 Total interest earning assets $ 1,039 $ 1,083 $ 4,107 $ 6,229 % of total interest earning assets 16.7% 17.4% 65.9 % Total noninterest earning assets 886 Total assets $ 7,115 % of total assets 14.6% 15.2% 57.7 % INTEREST EARNING ASSETS Average Interest Earning Assets Composition 78.3% 65.5% 58.8% 65.4% 57.7% 58.5% 63.0% 65.1% 65.9% 16.0% 15.8% 27.2% 33.2% 24.0% 30.4% 33.5% 33.6% 32.7% 5.7% 18.7% 14.0% 1.4% 18.3% 11.1% 1.3% 1.4% Interest earning deposits Investment securities Loans receivable, net 2020 2021 2022 2023 YTD Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 3.5%

36 $46.6 $98.0 $81.9 $37.3 $89.3 $91.1 $98.0 $48.3 Net income (GAAP) PTPP income (non-GAAP) 2020 2021 2022 2023 YTD Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 $18.6 $21.0 $22.5 $20.5 $16.8 $21.4 $27.6 $29.3 $26.5 $21.8 PROFITABILITY TRENDS ROAE (GAAP) and ROATCE (non-GAAP) Noninterest Expense/Avg. Assets ROAA (GAAP) and PTPP ROAA (non-GAAP) 0.74% 1.38% 1.12% 1.06% 1.01% 1.13% 1.26% 1.17% 0.95% 1.42% 1.28% 1.34% 1.37% 1.16% 1.49% 1.64% 1.52% 1.22% ROAA (GAAP) PTPP ROAA (non-GAAP) 2020 2021 2022 2023 YTD Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Net Income (GAAP) and PTPP Income (non- GAAP), in millions 8.98% 17.05% 14.94% 13.52% 13.68% 15.20% 17.21% 15.05% 12.04% 5.78% 11.64% 10.08% 9.19% 9.19% 10.27% 11.46% 10.21% 8.19% ROAE (GAAP) ROATCE (non-GAAP) 2020 2021 2022 2023 YTD Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 2.37% 2.09% 2.06% 2.35% 1.94% 2.11% 2.26% 2.39% 2.32% 2020 2021 2022 2023 YTD Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 – Refer to Appendix for calculation of non-GAAP financial measures – ROAA - Return on average assets – PTPP - Pre-tax, pre-provision – ROAE - Return on average equity – ROATCE - Return on average tangible common equity

37 Total Risk Based Capital 14% 14.8% 14.0% 14.1% 14.1% 10.0% 10.0% 10.0% 10.0% 10.0% 4.0% 4.8% 4.0% 4.1% 4.1% Well-capitalized Excess capital 2020 2021 2022 Q1 2023 Q2 2023 – Current quarter ratios are estimates pending completion and filing of the Company's regulatory reports. – Refer to Appendix for calculation of non-GAAP financial measures. – Well-capitalized represents FDIC well-capitalized ratio threshold for banks. The minimum capital ratio requirement for Tier 1 leverage and Total risk based capital is 4.0% and 8.0%, respectively. Tier 1 Leverage Ratio 9.0% 8.7% 9.7% 9.9% 9.9% 5.0% 5.0% 5.0% 5.0% 5.0% 4.0% 3.7% 4.7% 4.9% 4.9% Well-capitalized Excess capital 2020 2021 2022 Q1 2023 Q2 2023 CAPITAL RATIOS Equity Ratios 12.4% 11.5% 11.4% 11.4% 11.5% 8.9% 8.4% 8.2% 8.3% 8.3% Stockholders' equity to total assets (GAAP) Tangible common equity ("TCE") to tangible assets (non-GAAP) 2020 2021 2022 Q1 2023 Q2 2023

38 LIQUIDITY POSITION (1) At fair value (2) Includes FHLB borrowing availability of $1.22 billion at June 30, 2023 based on pledged assets, however, maximum credit capacity is 45% of the Bank's total assets one quarter in arrears or $3.26 billion. Liquidity position as of June 30, 2023: • Sufficient liquidity to cover estimated uninsured deposits of $1.8 billion • Pledged investments to FRB Discount Window and Bank Term Loan Funding Program • Access to brokered deposits of $788 million per internal company policy $2,916 $3,088 $2,752 $1,226 $815 $1,217 $47 $641 $410 $1,324 $1,116 $872 $104 $301 $108 $215 $215 $145 123.0% 152.5% 150.6% FHLB borrowing availability FRB borrowing availability Unencumbered investment securities available for sale Cash and cash equivalents Fed funds lines % of uninsured deposits covered by liquidity sources 4Q 2022 1Q 2023 2Q 2023 Liquidity Sources

39 Utilization of Bank Term Funding Program ("BTFP") As of June 30, 2023 Amount1 Rate2 Quarterly NII Impact3 Sources: Draw on Fed Bank Term Funding Program $ 450,000 4.72% $ (5,295) Pay down FHLB Advances (450,000) 5.15% 5,778 $ 483 (1) Dollars in thousands (2) Average rate paid during 2Q 2023 (3) Net Interest Income ("NII"). Assumes balances were outstanding for entire quarter Utilization of the Federal Reserve's BTFP Due to the highly favorable terms of the program Heritage has elected to borrow from the program and offset higher cost borrowings. The table below outlines the quarterly impact to net interest income. Features of BTFP in Support of Utilization Ÿ Prepayable at any time without penalty - great given high volatility/uncertainty Ÿ Additional collateral value on securities portfolio with mark to market losses

SHAREHOLDER RETURN

41 TOTAL SHAREHOLDER RETURN Stock Summary Ticker HFWA Exchange NASDAQ Stock price $18.36 Market capitalization (in millions) $643.7 Dividend yield (regular dividend only) 4.79% Average Daily Volume (3 month) Average daily volume (shares) 230,307 Average daily volume ($000s) $4,228 52-Week High and Low Price 52-week high (November 10, 2022) 34.34 52-week low (May 4, 2023) 14.85 Per Share Tangible book value per share $16.64 EPS - 2023E $1.96 EPS - 2024E $1.93 Number of research analysts 6 Valuation Ratios Price / Tangible book value 110.3% Price / 2023E EPS 9.4x Price / 2024E EPS 9.5x Dividends Per Share Declared $0.66 $0.50 $0.53 $0.72 $0.61 $0.72 $0.84 $0.80 $0.81 $0.84 $0.08 $0.10 $0.11 $0.12 $0.15 $0.18 $0.20 $0.20 $0.21 $0.22$0.08 $0.11 $0.12 $0.13 $0.15 $0.18 $0.20 $0.20 $0.21 $0.22 $0.09 $0.11 $0.12 $0.13 $0.15 $0.19 $0.20 $0.20 $0.21 $0.22 $0.09 $0.11 $0.12 $0.13 $0.17 $0.19 $0.20 $0.21 0.21 $0.16 $0.10 $0.25 $0.10 $0.10 $0.10 Q1 Q2 Q3 Q4 Special dividends 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Diluted Earnings Per Share – Market information as of July 18, 2023. – Dividend information as of July 19, 2023. $1.06 $0.79 $1.25 $1.30 $1.39 $1.49 $1.83 $1.29 $2.73 $2.30 $0.16 $0.32 $0.30 $0.31 $0.27 $0.45 $0.34 $0.70 $0.56 $0.58$0.16 $0.29 $0.30 $0.40 $0.35 $0.43 -$0.17 $0.90 $0.52 $0.48 $0.23 $0.32 $0.37 $0.35 $0.42 $0.48 $0.46 $0.58 $0.59 $0.24 $0.32 $0.33 $0.33 $0.45 $0.47 $0.66 $0.55 $0.64 Q1 Q2 Q3 Q4 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 –

APPENDIX - RECONCILIATION OF NON-GAAP FINANCIAL MEASURES AND QUARTERLY FINANCIAL STATISTICS

43 NON-GAAP FINANCIAL MEASURES 2020 2021 2022 2023 YTD Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 PTPP Income and PTPP ROAA: Net income (GAAP) $46,570 $98,035 $81,875 $37,303 $18,584 $20,990 $22,544 $20,457 $16,846 Exclude income tax expense 6,610 22,472 17,561 7,238 3,977 4,657 5,345 4,213 3,025 Exclude provision for (reversal of provision for) credit losses 36,106 (29,372) (1,426) 3,734 (1,204) 1,945 1,410 1,825 1,909 PTPP income (non-GAAP) $89,286 $91,135 $98,010 $48,275 $21,357 $27,592 $29,299 $26,495 $21,780 Average total assets $6,293,622 $7,126,250 $7,321,455 $7,102,635 $7,385,616 $7,367,736 $7,100,844 $7,061,959 $7,142,865 ROAA, annualized (GAAP) 0.74% 1.38% 1.12% 1.06% 1.01% 1.13% 1.26% 1.17% 0.95 % PTPP ROAA, annualized (non-GAAP) 1.42% 1.28% 1.34% 1.37% 1.16% 1.49% 1.64% 1.52% 1.22 % ROATCE: Net income (GAAP) $46,570 $98,035 $81,875 $37,303 $18,584 $20,990 $22,544 $20,457 $16,846 Add amortization of intangible assets 3,525 3,111 2,750 1,246 704 671 671 623 623 Exclude tax effect of adjustment (740) (653) (578) (262) (148) (141) (141) (131) (131) Tangible net income (non-GAAP) $49,355 $100,493 $84,047 $38,287 $19,140 $21,520 $23,074 $20,949 $17,338 Average stockholders' equity (GAAP) $805,580 $842,067 $811,942 $818,655 $810,961 $811,052 $780,401 $812,500 $824,742 Exclude average intangible assets (255,898) (252,540) (249,566) (247,598) (249,890) (249,245) (248,560) (247,922) (247,278) Average tangible common stockholders' equity (non-GAAP) $549,682 $589,527 $562,376 $571,057 $561,071 $561,807 $531,841 $564,578 $577,464 ROAE, annualized (GAAP) 5.78% 11.64% 10.08% 9.19% 9.19% 10.27% 11.46% 10.21% 8.19 % ROATCE, annualized (non-GAAP) 8.98% 17.05% 14.94% 13.52% 13.68% 15.20% 17.21% 15.05% 12.04% – Dollars in thousands – ROAA - Return on average assets – PTPP - Pre-tax, pre-provision – ROATCE - Return on average tangible common equity

44 2009 2010 2011 2012 2013 2014 2015 2016 Tangible Book Value Per Share: Total stockholders' equity (GAAP) $158,498 $202,279 $202,520 $198,938 $215,762 $454,506 $469,970 $481,763 Exclude intangible assets (13,358) (14,965) (14,525) (14,098) (30,980) (129,918) (127,818) (126,403) Exclude preferred stock (23,487) — — — — — — — Tangible common equity (non-GAAP) $121,653 $187,314 $187,995 $184,840 $184,782 $324,588 $342,152 $355,360 Shares outstanding 11,057,972 15,568,471 15,456,297 15,117,980 16,210,747 30,259,838 29,975,439 29,954,931 Book value per share (GAAP) $12.21 $12.99 $13.10 $13.16 $13.31 $15.02 $15.68 $16.08 Tangible book value per share (non-GAAP) $11.00 $12.03 $12.16 $12.23 $11.40 $10.73 $11.41 $11.86 Moved to 2nd slide 2017 2018 2019 2020 2021 2022 2023 Q1 Q2 Total stockholders' equity (GAAP) $505,305 $760,723 $809,311 $820,439 $854,432 $797,893 $826,082 $819,733 Exclude intangible assets (125,117) (261,553) (257,552) (254,027) (250,916) (248,166) (247,543) (246,920) Tangible common equity (non-GAAP) $380,188 $499,170 $551,759 $566,412 $603,516 $549,727 $578,539 $572,813 Shares outstanding 29,927,746 36,874,055 36,618,729 35,912,243 35,105,779 35,106,697 35,108,120 35,047,800 Book value per share (GAAP) $16.88 $20.63 $22.10 $22.85 $24.34 $22.73 $23.53 $23.39 Tangible book value per share (non-GAAP) $12.70 $13.54 $15.07 $15.77 $17.19 $15.66 $16.48 $16.34 NON-GAAP FINANCIAL MEASURES – Dollars in thousands

45 As of Period End or for the Three Months Ended June 30, 2022 September 30, 2022 December 31, 2022 March 31, 2023 June 30, 2023 Profitability: Net income (GAAP) $ 18,584 $ 20,990 $ 22,544 $ 20,457 $ 16,846 Pre-tax, pre-provision net income (non-GAAP) 21,357 27,592 29,299 26,495 21,780 Diluted earnings per share $ 0.52 $ 0.59 $ 0.64 $ 0.58 $ 0.48 Return on average assets (GAAP) 1.01% 1.13% 1.26% 1.17% 0.95 % Pre-tax, pre-provision return on average assets (non-GAAP) 1.16 1.49 1.64 1.52 1.22 Return on average common equity (GAAP) 9.19 10.27 11.46 10.21 8.19 Return on average tangible common equity (non-GAAP) 13.68 15.20 17.21 15.05 12.04 Net interest margin 3.04 3.57 3.98 3.91 3.56 Efficiency ratio 62.6 58.7 58.0 61.1 65.5 Noninterest expense to average total assets 1.94% 2.11% 2.26% 2.39% 2.32 % Balance Sheet: Total assets $ 7,316,467 $ 7,200,312 $ 6,980,100 $ 7,236,806 $ 7,115,410 Loans receivable, net 3,834,368 3,959,206 4,007,872 4,083,003 4,204,936 Total deposits $ 6,330,190 $ 6,237,735 $ 5,924,840 $ 5,789,022 $ 5,595,543 Loan to deposit ratio 61.2% 64.1% 68.4% 71.3% 76.0 % Capital: Book value per share (GAAP) $ 22.94 $ 22.13 $ 22.73 $ 23.53 $ 23.39 Tangible book value per share (non-GAAP) $ 15.83 $ 15.04 $ 15.66 $ 16.48 $ 16.34 Leverage ratio 8.9% 9.2% 9.7% 9.9% 9.9 % Total capital ratio 14.4% 14.0% 14.0% 14.1% 14.1 % Credit Quality: Nonperforming assets to total assets 0.14% 0.09% 0.08% 0.07% 0.07 % ACL on loans to loans receivable (GAAP) 1.02 1.05 1.06 1.08 1.09 – Dollars in thousands – Refer to Appendix for calculation of non-GAAP financial measure. QUARTERLY FINANCIAL STATISTICS